[SA FUNDS LOGO]

[GRAPHIC]
                   STRUCTURED ASSETS FOR AN UNSTRUCTURED WORLD


                                   PROSPECTUS

                              SA FIXED INCOME FUND

                               SA U.S. MARKET FUND

                                SA U.S. HBtM FUND

                           SA U.S. SMALL COMPANY FUND

                           SA INTERNATIONAL HBtM FUND

                       SA INTERNATIONAL SMALL COMPANY FUND

                             SA FUNDS PRIVACY POLICY

                                OCTOBER 28, 2005

                                 as supplemented
                                November 7, 2005

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

ASSET ALLOCATION                                                  2

RISK/RETURN SUMMARY                                               3
     Risk/Return Information Common to the Funds                  3

SA FIXED INCOME FUND                                              4

SA EQUITY FUNDS                                                   9
     SA U.S. Market Fund                                         11
     SA U.S. HBtM Fund                                           14
     SA U.S. Small Company Fund                                  17
     SA International HBtM Fund                                  20
     SA International Small Company Fund                         23

MANAGEMENT                                                       28

YOUR ACCOUNT                                                     30

PRICING OF FUND SHARES                                           34

DISTRIBUTIONS                                                    35

MORE ABOUT SA FUNDS                                              37
     SA Fixed Income Fund                                        37
     SA Equity Funds                                             38

FINANCIAL HIGHLIGHTS                                             45

SEE BACK COVER FOR ADDITIONAL INFORMATION AND PRIVACY POLICY

ASSET ALLOCATION

Each SA Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the SA Funds, LWI Financial Inc. (formerly Assante Asset Management Inc.) (the "adviser") offers asset allocation strategy tools to certain clients, and the SA Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by the SA Funds varies, as does the investment risk/return potential represented by each SA Fund. Some SA Funds may have more volatile returns than others. Because of the historically low correlation among various asset classes, an investment in a portfolio of SA Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

Asset allocation across appropriate asset classes (represented by the SA Funds) is the central theme of the adviser's investment philosophy. The adviser seeks to reduce risk further by creating portfolios that focus on specific asset classes. The adviser then oversees Dimensional Fund Advisors Inc. ("Dimensional" or the "sub-adviser"), the SA Funds' investment sub-adviser, which invests the assets of the SA Funds in the market or class represented by each SA Fund. Dimensional adheres to a distinct investment discipline, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, the adviser monitors and evaluates the sub-adviser to ensure that the sub-adviser does not deviate from the adviser's stated investment philosophy or process.

RISK/RETURN SUMMARY

This Risk/Return Summary briefly describes the goal and principal investment strategies of each of the SA Funds and the principal risks of investing in the SA Funds. For further information on the SA Funds' investment strategies and risks, please read the section entitled "More About SA Funds" and the SA Funds' Statement of Additional Information.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each SA Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment management, invests it in securities.

Each SA Fund has its own investment goal and strategies for reaching that goal. Each SA Fund's assets are managed under the direction of the SA Funds' adviser and sub-adviser. The sub-adviser manages each SA Fund's assets in a way that it believes will help each SA Fund achieve its goal. However, investing in the SA Funds involves risks, and there is no guarantee that an SA Fund will achieve its goal. Therefore, you could lose money on your investment in an SA Fund, just as you could with other investments.

The value of your investment in an SA Fund is based on the market prices of the securities the SA Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities an SA Fund owns and the markets in which they trade.

SA FIXED INCOME FUND

GOAL

The Fund's goal is to maximize total return available from a universe of high quality fixed income investments maturing in five years or less.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by investing primarily in:

     - obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities;
     - obligations of other foreign issuers rated AA or better;
     - corporate debt obligations;
     - bank obligations;
     - commercial paper; and
     - obligations of supranational organizations, such as the World Bank and the European Investment Bank.

Some U.S. government securities that the Fund may invest in, such as Treasury bills, notes and bonds, and securities guaranteed by Government National Mortgage Association (GNMA), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks and Federal Home Loan Mortgage Corporation, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (FNMA), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government's full faith and credit.

The Fund will primarily invest in fixed income securities that mature within five years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change, and the Fund will change its name.

The Fund attempts to maximize its total return by increasing or decreasing its portfolio maturity length depending on prevailing interest rates. For example, the sub-adviser may sell a shorter-term security and buy a longer-term security. If interest rates fall, prices for the longer-term security will rise more than the shorter-term security. Thus, capital appreciation is enhanced as well as total return. The sub-adviser also allocates assets among countries in an attempt to maximize total return.

The Fund may use foreign currency exchange contracts to hedge foreign currency risks. The Fund may also engage in short-term trading, enter into futures and options contracts and lend portfolio securities. These investments and techniques are described under "More About SA Funds".

PRINCIPAL RISKS

The share price of the Fund and the Fund's yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

     - INTEREST RATE RISK: In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT (OR DEFAULT) RISK: It is possible that some of the issuers will not make payments on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell. If any of these events were to occur, the Fund might suffer a loss.

     - DEBT SECURITIES RISK: Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

     - FOREIGN SECURITIES AND CURRENCY RISK: Investments by the Fund in foreign (non-U.S.) securities involve risks in addition to those of U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. A further risk is that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

     - HEDGING RISK: Forward currency exchange contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Fund's portfolio holdings increases because of currency fluctuations. In addition, hedging may increase the Fund's expenses. There is also a risk that a forward currency exchange contract intended as a hedge may not perform as intended, in which case the Fund may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss.

     - DERIVATIVES RISK: The Fund may experience losses as a result of its use of futures, options and forward currency exchange contracts, which are forms of derivatives. The main risk with derivatives is that the Fund may lose more money than its initial investment in the derivative.

PERFORMANCE

The bar chart and table below give some indication of the risks of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year for the past five years. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[CHART]

SA FIXED INCOME FUND
TOTAL RETURN
(PER CALENDAR YEAR)

2000          5.90%
2001          5.27%
2002         10.59%
2003          2.02%
2004          2.31%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

BEST QUARTER:              Q9/30/02    5.37%
WORST QUARTER:             Q6/30/04   (3.43)%

The year-to-date return as of September 30, 2005 for the Fund was 1.20%.

AVERAGE ANNUAL
TOTAL RETURNS
(FOR PERIODS                 ONE    FIVE       SINCE
ENDED 12/31/04)              YEAR   YEARS      INCEPTION
-------------------------    ----   -----      ---------
Return Before Taxes          2.31%   5.17%          5.04%(a)

Return After Taxes on        1.50%   3.73%          3.59%
  Distributions

Return After Taxes on        1.50%   3.65%          3.52%
  Distributions and Sale
  of Fund Shares

Lehman Brothers Aggregate    4.35%   7.71%(a)       7.29%(b)
  Bond Index (reflects
  no deductions for
  fees, expenses, or
  taxes)


----------
(a)  Since July 29, 1999.

(b) Lehman Brothers Aggregate Bond Index is a market capitalization weighted broad index of U.S. investment-grade fixed income securities with maturities of over one year. Performance for the benchmark is not available from July 29, 1999 (the commencement of Fund operations). For that reason, the benchmark's performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown may not be directly relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of SA Fixed Income Fund. The Fund has no sales charge (load), redemption fees or exchange fees, although some institutions may charge you a fee for shares you buy or sell through them.

     ANNUAL FUND OPERATING EXPENSES(1)
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     AS A % OF NET ASSETS

     Management/Advisory Fees                                   0.84%
     Other Expenses (2)
            Shareholder Servicing Fees                          0.25%
            Other Operating Expenses                            0.24%
                                                               -----
            Total Other Expenses                                0.49%
                                                               -----
     Total Annual Fund Operating Expenses                       1.33%
     Fee Waivers                                               (0.33)%
                                                               -----
     Net Expenses (3)                                           1.00%

     (1) Annual Fund Operating Expenses are based on operating expenses incurred by the Fund for the fiscal year ended June 30, 2005.

     (2) Other expenses include an administration fee paid to the adviser and all other ordinary operating expenses not listed above.

     (3) The adviser has contractually agreed to waive its management fees and/or to reimburse expenses to the extent necessary to limit the Fund's total operating expenses to the amount shown in the above table. This agreement will remain in effect until July 15, 2009, at which time it may be continued, modified or eliminated, and net expenses will be adjusted as necessary. The adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions: (1) the adviser must request reimbursement within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement, (3) reimbursement will be made if, and to the extent that, the Fund does not exceed its operating expense limitation after giving effect to the reimbursement, and (4) the adviser may not request or receive reimbursements for the reductions and waivers before payment of the Fund's operating expenses for the current year.

EXAMPLE

This example is intended to help you compare the cost of investing in SA Fixed Income Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table above and that all dividends and distributions are reinvested. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

     1 year $ 103*    3 years $ 320*   5 years $ 594**   10 years $ 1,482***

* The example is based on net expenses after reduction for fee waivers or reimbursements.

** The example is based on net expenses after reduction for fee waivers or reimbursements through July 15, 2009, and thereafter is based on gross expenses.

***  The example is based on gross expenses.

SA EQUITY FUNDS

SA U.S. MARKET FUND
SA U.S. HBtM FUND
SA U.S. SMALL COMPANY FUND
SA INTERNATIONAL HBtM FUND
SA INTERNATIONAL SMALL COMPANY FUND

INVESTMENT TERMS:

MARKET CAPITALIZATION

Market capitalization (or "market cap") is the number of shares of a company's stock outstanding multiplied by the price per share.

MARKET CAPITALIZATION WEIGHTING

A portfolio or index is market capitalization weighted when the amount of stock in the portfolio or index is proportionate to that stock's market capitalization compared to all of the stocks in the portfolio or index. The higher the stock's relative market cap, the greater its representation in the portfolio or index will be.

MARKET CAPITALIZATION WEIGHTED APPROACH

For the purposes of this Prospectus, when investing on a market capitalization weighted basis, a market capitalization weighted approach will be used, which may include adjusting that weighting to consider such factors as free float, trading strategies, liquidity management, momentum and other factors that the sub-adviser determines appropriate, given market conditions.

TOTAL MARKET CAPITALIZATION

For the purposes of this Prospectus, total market capitalization of U.S. stocks is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") and the Nasdaq Stock Market(R) ("Nasdaq").

EQUITY INVESTMENT APPROACH

The sub-adviser believes that equity investing should involve a long-term view and a focus on asset class (for example, small company stocks or large company stocks) selection. Accordingly, the sub-adviser does not engage in market-timing or conventional stock selection. The sub-adviser places a premium on limiting portfolio turnover and does not take defensive positions in anticipation of negative investment conditions.

The sub-adviser generally structures a Fund's portfolio by:

   - Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

   - Creating a sub-set of companies meeting the sub-adviser's investment guidelines for each particular Fund.

   - Excluding certain companies after analyzing various factors (for example, solvency or involvement in a merger).

   - Purchasing stocks using a Market Capitalization Weighted Approach.

ABOUT TAX-EFFICIENT MANAGEMENT TECHNIQUES

The sub-adviser may use the following tax-efficient management techniques with respect to SA U.S. HBtM Fund, SA U.S. Small Company Fund and SA International HBtM Fund in an attempt to minimize taxable distributions by those Funds, particularly distributions of net short-term capital gains and current income, which are taxed at a higher rate than net long-term capital gains.

     - Minimizing sales of securities that result in capital gains.

     - Maximizing the extent to which any realized net capital gains are long-term (taxable to individuals at a lower capital gains tax rate).

     - Minimizing dividend income.

     - Realizing losses to offset gains, when prudent to do so.

     - Limiting portfolio turnover, when prudent to do so.

SA U.S. MARKET FUND

GOAL

The Fund's goal is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in the following asset class (or "target universe"): all common stocks that are traded on a principal U.S. exchange or on the over-the-counter market in the United States. As of the date of this Prospectus, the sub-adviser considers securities of companies whose MARKET CAPITALIZATIONS generally are in the highest 96% of TOTAL MARKET CAPITALIZATION to be in the Fund's target universe. As of September 30, 2005, generally, the MARKET CAPITALIZATION of a company in the highest 96% of TOTAL MARKET CAPITALIZATION was approximately $726 million or more. This dollar amount may change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change, and the Fund will change its name. The sub-adviser considers securities that are traded on a principal U.S. exchange or on the over-the-counter market in the United States to be U.S. securities.

Because it would be very expensive to buy and sell all of the stocks in the Fund's target universe, the sub-adviser uses a technique known as "sampling". Sampling means that the sub-adviser selects stocks that it believes will recreate in terms of market capitalization the Fund's target universe.

The Fund also invests less than 5% of its total assets in the U.S. Micro Cap Portfolio, an investment company that invests exclusively in stocks of very small U.S. companies. Dimensional, the sub-adviser of the Fund, is the adviser of the U.S. Micro Cap Portfolio. Dimensional will not receive any sub-advisory fee for its sub-advisory services to SA U.S. Market Fund with respect to the Fund's assets invested in the U.S. Micro Cap Portfolio. For its management services, Dimensional receives an administration fee from the U.S. Micro Cap Portfolio and an investment advisory fee from the U.S. Micro Cap Series, in which substantially all of the assets of the U.S. Micro Cap Portfolio invests in a master-feeder structure. Dimensional has agreed to this fee arrangement in order to prevent any duplication of fees in this multi-tier structure.

The Fund may also invest a portion of its assets in fixed income securities and may lend a portion of its portfolio securities.

PRINCIPAL RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund. The principal risks that apply to the Fund are:

     - MARKET RISK: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors' perceptions of value to diverge from fundamental value. Price changes may be temporary or last for extended periods.

     - LARGE COMPANY STOCK RISK: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

     - MEDIUM-SIZE COMPANY STOCK RISK: The stocks of medium-size companies may have more risks than those of larger companies. They may be more susceptible to market downturns, and their prices may be more volatile.

     - SMALL COMPANY STOCK RISK: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically trade in lower volume, making them more difficult to sell. Generally, the smaller the company size, the greater these risks.

PERFORMANCE

The bar chart and table below give some indication of the risks of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year for the past five years. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[CHART]

SA U.S. MARKET FUND
TOTAL RETURN
(PER CALENDAR YEAR)

2000                -1.96%
2001               -10.39%
2002               -21.35%
2003                29.92%
2004                10.22%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

BEST QUARTER:            Q6/30/03           16.19%
WORST QUARTER:           Q9/30/02          (17.04)%


The year-to-date return as of September 30, 2005 for the Fund was 3.35%.


AVERAGE ANNUAL
TOTAL RETURNS
(FOR PERIODS               ONE     FIVE        SINCE
ENDED 12/31/04)            YEAR    YEARS       INCEPTION
----------------------     -----   -----       ---------
Return Before Taxes        10.22%  (0.21)%          1.83%(a)

Return After Taxes on       9.96%  (0.41)%          1.65%
  Distributions

Return After Taxes on       6.64%  (0.30)%          1.45%
  Distributions and
  Sale of Fund Shares

Wilshire 5000              12.62%  (1.41)%(a)       1.58%(b)
  Total Market Index
  (reflects no
  deductions for fees,
  expenses, or taxes)


----------
(a)  Since August 5, 1999.

(b) Wilshire 5000 Total Market Index is a market capitalization weighted broad index of all U.S.-headquartered equity securities. Performance for the benchmark is not available from August 5, 1999 (the commencement of Fund operations). For that reason, the benchmark's performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown may not be directly relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SA U.S. HBtM FUND

GOAL

The Fund's goal is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a target universe consisting of common stocks of large cap U.S. companies traded on a principal U.S. exchange or on the over-the-counter market in the United States that the sub-adviser believes are value ("HBtM" or "High Book-to-Market") stocks at the time of purchase. The sub-adviser considers value stocks primarily to be those of companies with high book values (values that are derived from companies' balance sheets) in relation to their market values (values that are derived by multiplying the market price per share of a company's stock by the number of outstanding shares of that stock). In measuring value, the Fund may also consider such factors as price-to-cash flow or price-to-earnings ratios, economic conditions and developments in the company's industry. The criteria used for assessing value are subject to change from time to time. As of the date of this Prospectus, the sub-adviser considers companies whose MARKET CAPITALIZATIONS generally are in the highest 90% of TOTAL MARKET CAPITALIZATION to be large cap companies. As of September 30, 2005, generally, the MARKET CAPITALIZATION of a company in the highest 90% of TOTAL MARKET CAPITALIZATION was approximately $1.85 billion or more. This dollar amount may change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change, and the Fund will change its name. The sub-adviser considers securities that are traded on a principal U.S. exchange or on the over-the-counter market in the United States to be U.S. securities.

The sub-adviser may use a variety of TAX-EFFICIENT MANAGEMENT TECHNIQUES, when consistent with the Fund's strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund.

The Fund may also invest a portion of its assets in fixed income securities and may lend a portion of its portfolio securities.

PRINCIPAL RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund. The principal risks that apply to the Fund are:

     - MARKET RISK: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors' perceptions of value to diverge from fundamental value. Price changes may be temporary or last for extended periods.

     - VALUE STOCKS RISK: Value stocks may underperform when the market strongly favors growth stocks over value stocks. In addition, a value stock may not reach what the sub-adviser believes is its full market value, or its intrinsic value may go down.

     - LARGE COMPANY STOCK RISK: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

PERFORMANCE

The bar chart and table below give some indication of the risks of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year for the past five years. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[CHART]

SA U.S. HBtM FUND
TOTAL RETURN
(PER CALENDAR YEAR)

2000                  8.56%
2001                  0.87%
2002                -24.48%
2003                 36.42%
2004                 14.62%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

BEST QUARTER:              Q6/30/03         20.67%
WORST QUARTER:             Q9/30/02        (20.00)%


The year-to-date return as of September 30, 2005 for the Fund was 8.01%.


AVERAGE ANNUAL
TOTAL RETURNS
(FOR PERIODS               ONE     FIVE        SINCE
ENDED 12/31/04)            YEAR    YEARS       INCEPTION
------------------------   -----   -----       ---------
Return Before Taxes        14.62%   5.28%           3.70%(a)

Return After Taxes on      14.35%   5.03%           3.47%
  Distributions

Return After Taxes on       9.72%   4.40%           3.04%
  Distributions and
  Sale of Fund Shares

Russell 1000 Value Index   16.49%   5.27%(a)        4.46%(b)
  (reflects no
  deductions for fees,
  expenses, or taxes)


----------
(a)  Since August 5, 1999.

(b) Russell 1000 Value Index is comprised of companies within the Russell 1000 Index that, among other factors, have among the lowest price price-to-book ratios. Russell 1000 Index is a market capitalization weighted broad index of 1000 large capitalization U.S. companies. Performance for the benchmark is not available from August 5, 1999 (the commencement of Fund operations). For that reason, the benchmark's performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown may not be directly relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SA U.S. SMALL COMPANY FUND

GOAL

The Fund's goal is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a target universe consisting of common stocks of small cap companies traded on a principal U.S. exchange or on the over-the-counter market in the United States. As of the date of this Prospectus, the sub-adviser considers companies whose MARKET CAPITALIZATIONS generally are in the lowest 10% of TOTAL MARKET CAPITALIZATION to be small cap companies. As of September 30, 2005, generally, the MARKET CAPITALIZATION of a company in the lowest 10% of TOTAL MARKET CAPITALIZATION was approximately $1.85 billion, or less. This dollar amount may change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change, and the Fund will change its name. The sub-adviser considers securities that are traded on a principal U.S. exchange or on the over-the-counter market in the United States to be U.S. securities.

The sub-adviser may use a variety of TAX-EFFICIENT MANAGEMENT TECHNIQUES, when consistent with the Fund's strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund.

The Fund may also invest a portion of its assets in fixed income securities and may lend a portion of its portfolio securities.

PRINCIPAL RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund. The principal risks that apply to the Fund are:

     - MARKET RISK: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors' perceptions of value to diverge from fundamental value. Price changes may be temporary or last for extended periods.

     - SMALL COMPANY STOCK RISK: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume, making them more difficult to sell. Generally, the smaller the company size, the greater these risks.

PERFORMANCE

The bar chart and table below give some indication of the risks of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year for the past five years. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[CHART]

SA U.S. SMALL COMPANY FUND
TOTAL RETURN
(PER CALENDAR YEAR)

2000                    6.46%
2001                    8.88%
2002                  -22.79%
2003                   49.46%
2004                   16.29%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

BEST QUARTER:              Q6/30/03          25.00%
WORST QUARTER:             Q9/30/01         (21.56)%


The year-to-date return as of September 30, 2005 for the Fund was 4.44%.


AVERAGE ANNUAL
TOTAL RETURNS
(FOR PERIODS               ONE     FIVE        SINCE
ENDED 12/31/04)            YEAR    YEARS       INCEPTION
----------------------     -----   -----       ---------
Return Before Taxes        16.29%   9.24%          11.28%(a)

Return After Taxes on      16.29%   9.22%          11.26%
  Distributions

Return After Taxes on      10.59%   8.03%           9.88%
  Distributions and
  Sale of Fund Shares

Russell 2000 Index         18.32%   6.60%(a)        8.69%(b)
  (reflects no
  deductions for fees,
  expenses, or taxes)


----------
(a)  Since August 5, 1999.

(b) Russell 2000 Index is a market capitalization weighted broad index of 2000 small capitalization U.S. companies. Performance for the benchmark is not available from August 5, 1999 (the commencement of Fund operations). For that reason, the benchmark's performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown may not be directly relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SA INTERNATIONAL HBtM FUND

GOAL

The Fund's goal is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing its assets in a target universe consisting of common stocks of large non-U.S. companies that the sub-adviser believes are value ("HBtM" or "High Book-to-Market") stocks at the time of purchase. The sub-adviser primarily considers value stocks to be those of companies with high book values (values that are derived from companies' balance sheets) in relation to their market values (values that are derived by multiplying the market price per share of a company's stock by the number of outstanding shares of that stock). In measuring value, the sub-adviser may also consider such factors as price-to-cash flow or price-to-earnings ratios, economic conditions and developments in the company's industry. The criteria used for assessing value are subject to change from time to time.

The Fund invests in companies in countries with developed markets. As of the date of this Prospectus, the Fund is authorized to invest in the stocks of large companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The sub-adviser will determine when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the Fund and characteristics of each country's market. The sub-adviser may authorize other countries for investment in the future, in addition to the countries listed above. In addition, the Fund may continue to hold securities of developed market countries that are not listed above as authorized countries, but had been authorized for investment in the past. Under normal market conditions, the sub-adviser intends to invest in companies organized or having a majority of their operating income in at least three non-U.S. countries.

The sub-adviser intends to invest in the stocks of large companies. The sub-adviser determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the sub-adviser first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. The sub-adviser then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. As of September 30, 2005, on an aggregate basis for the Fund, the sub-adviser considers large companies to be those companies with a market capitalization of at least $645 million. This threshold will vary by country and region and will change with market conditions.

The Fund intends to purchase securities within each applicable country using a MARKET CAPITALIZATION WEIGHTED APPROACH. The sub-adviser, using this approach and its best judgment, will seek to set country weights based on the relative market capitalization of eligible large companies within each country.

The sub-adviser may use a variety of TAX-EFFICIENT MANAGEMENT TECHNIQUES, when consistent with the Fund's strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund.

PRINCIPAL RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund. The principal risks that apply to the Fund are:

     - MARKET RISK: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors' perceptions of value to diverge from fundamental value. Price changes may be temporary or last for extended periods.

     - FOREIGN SECURITIES AND CURRENCY RISK: Investments by the Fund in foreign (non-U.S.) securities involve risks in addition to those of U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. A further risk is that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

     - LARGE COMPANY STOCK RISK: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

     - VALUE STOCKS RISK: Value stocks may underperform when the market strongly favors growth stocks over value stocks. In addition, a value stock may not reach what the sub-adviser believes is its full market value, or its intrinsic value may go down.

PERFORMANCE

The bar chart and table below give some indication of the risks of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year for the past five years. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[CHART]

SA INTERNATIONAL HBtM FUND
TOTAL RETURN
(PER CALENDAR YEAR)

2000                  -0.11%
2001                 -12.82%
2002                 -14.84%
2003                  45.93%
2004                  24.96%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

BEST QUARTER:              Q6/30/03        22.06%
WORST QUARTER:             Q9/30/02       (20.38)%


The year-to-date return as of September 30, 2005 for the Fund was 10.42%.


AVERAGE ANNUAL
TOTAL RETURNS
(FOR PERIODS             ONE     FIVE       SINCE
ENDED 12/31/04)          YEAR    YEARS      INCEPTION
----------------------   -----   -----      ---------
Return Before Taxes      24.96%   6.22%          5.81%(a)

Return After Taxes on    24.67%   6.07%          5.64%
  Distributions

Return After Taxes on    16.22%   5.33%          4.95%
  Distributions and
  Sale of Fund Shares

MSCI EAFE Value Index    24.88%   4.10%(a)       5.58%(b)
  (reflects no
  deductions for fees,
  expenses, or taxes)


----------
(a)  Since August 5, 1999.

(b) Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Value Index is comprised of companies within the MSCI EAFE Index having characteristics such as low market-to-book ratios. MSCI EAFE Index is an index of securities listed on the stock exchanges of 21 developed market countries other than the United States. Performance for the benchmark is not available from August 5, 1999 (the commencement of Fund operations). For that reason, the benchmark's performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown may not be directly relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SA INTERNATIONAL SMALL COMPANY FUND

GOAL

The Fund's goal is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, instead of buying securities directly, invests substantially all of its assets in another mutual fund, the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the "DFA Portfolio"), which has the same investment objective as the Fund. The DFA Portfolio invests its assets in the following series of The DFA Investment Trust Company (the "Underlying Funds"):
The Japanese Small Company Series (the "Japanese Series"), The United Kingdom Small Company Series (the "United Kingdom Series"), The Continental Small Company Series (the "Continental Series") and The Asia Pacific Small Company Series (the "Asia Pacific Series").

The DFA Portfolio and the Underlying Funds are advised by Dimensional, the sub-adviser of SA International Small Company Fund. Dimensional invests the assets of each Underlying Fund by determining the amount of each security to be purchased using a Market Capitalization Weighted Approach.

For as long as the Fund invests its assets in the DFA Portfolio, Dimensional will not receive any sub-advisory fee for its sub-advisory services to SA International Small Company Fund. Dimensional receives an administration fee and an investment advisory fee through its management of the DFA Portfolio and the Underlying Funds. Dimensional has agreed to this fee arrangement in order to prevent any duplication of fees in this multi-tier structure.

As of the date of this Prospectus, the DFA Portfolio invests its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio's assets):

UNDERLYING FUND                               INVESTMENT RANGE
Japanese Series                                  15% - 40%

United Kingdom Series                            15% - 35%

Continental Series                               25% - 50%

Asia Pacific Series                               0% - 25%

Dimensional periodically determines the allocations of the DFA Portfolio's investments among the Underlying Funds and may change the allocations from time to time. The Underlying Funds invest in countries that Dimensional views as developed market countries, such as the United Kingdom, France, Germany, and Japan, and will not invest in emerging market countries.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund's assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

In reviewing the investment objectives and policies of SA International Small Company Fund in this Prospectus, you should assume that the investment objectives and policies of the DFA Portfolio are the same in all material respects as those of the Fund and that, at times when the Fund has invested its assets in the DFA Portfolio, the descriptions of the Fund's investment strategies and risks should be read as also applicable to the DFA Portfolio.

PRINCIPAL RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund. The principal risks that apply to the Fund are:

     - MARKET RISK: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic conditions, and/or investor behavior that leads investors' perceptions of value to diverge from fundamental value. Price changes may be temporary or last for extended periods.

     - SMALL COMPANY STOCK RISK: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume, making them more difficult to sell. Generally, the smaller the company size, the greater these risks.

     - FOREIGN SECURITIES AND CURRENCY RISK: Investments in foreign (non-U.S.) securities involve risks in addition to those of U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulations as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. A further risk is that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

PERFORMANCE

The bar chart and table below give some indication of the risks of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year for the past five years. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[CHART]

SA INTERNATIONAL SMALL COMPANY FUND
TOTAL RETURN
(PER CALENDAR YEAR)

2000                  -7.40%
2001                 -11.50%
2002                   0.46%
2003                  56.45%
2004                  29.22%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

BEST QUARTER:         Q6/30/03      22.97%
WORST QUARTER:        Q9/30/01     (13.29)%


The year-to-date return as of September 30, 2005 for the Fund was 13.28%.


AVERAGE ANNUAL
TOTAL RETURNS
(FOR PERIODS                    ONE     FIVE       SINCE
ENDED 12/31/04)                 YEAR    YEARS      INCEPTION
------------------------------------------------------------
Return Before Taxes             29.22%  10.57%         10.40%(a)

Return After Taxes on           28.69%  10.24%          9.91%
  Distributions

Return After Taxes on           19.03%   9.01%          8.76%
  Distributions and Sale of
  Fund Shares

S&P/Citigroup Extended Market   28.77%   6.21%(a)       7.69%(b)
  Index - EPAC (reflects no
  deductions for fees,
  expenses, or taxes)

----------
(a)  Since August 5, 1999.

(b) S&P/Citigroup Extended Market Index - EPAC (EMI) is compiled by Citigroup Global Markets Inc. The EMI defines the small-capitalization equity universe, representing the bottom 20% of the available capitalization, and 75% of the number of issues, of each country in the S&P/Citigroup Broad Market Index. The EMI is calculated gross of withholding taxes and is capitalization weighted. Performance for the benchmark is not available from August 5, 1999 (the commencement of Fund operations). For that reason, the benchmark's performance is shown from July 31, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of a period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown may not be directly relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of an SA Equity Fund. The Funds have no sales charge (load), redemption fees or exchange fees, although some institutions may charge you a fee for shares you buy or sell through them.

     ANNUAL FUND OPERATING EXPENSES (1)
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     AS A % OF NET ASSETS

                                                             SA               SA
                                          SA       SA       U.S.     SA      INTL.
                                         U.S.     U.S.     SMALL    INTL.    SMALL
                                        MARKET    HBtM    COMPANY   HBtM    COMPANY
                                         FUND     FUND      FUND    FUND    FUND (4)
                                        --------------------------------------------
     Management/Advisory Fees             0.70%    0.92%     1.03%   1.03%      0.65%
     Other Expenses (2)
        Shareholder Servicing Fees        0.25%    0.25%     0.25%   0.25%      0.25%
        Other Operating Expenses          0.26%    0.28%     0.40%   0.27%      0.33%
                                        ------    -----   -------   -----   --------
        Total Other Expenses              0.51%    0.53%     0.65%   0.52%      0.58%
                                        ------    -----   -------   -----   --------
     DFA Portfolio Expenses                N/A      N/A       N/A     N/A       0.69%
                                                                            --------
     Total Annual Fund
        Operating Expenses                1.21%    1.45%     1.68%   1.55%      1.92%
     Fee Waiver and/or Recapture         (0.13)%  (0.32)%   (0.40)% (0.17)%     0.05%
                                        ------    -----   -------   -----   --------
     Net Expenses (3)                     1.08%    1.13%     1.28%   1.38%      1.97%(5)

     (1) Annual Fund Operating Expenses are based on operating expenses incurred by the Funds for the fiscal year ended June 30, 2005.

     (2) Other expenses include an administration fee paid to the adviser and all other ordinary operating expenses not listed above.

     (3) The adviser has contractually agreed to waive its management fees and/or to reimburse expenses to the extent necessary to limit the following Fund's total operating expenses to the following amounts: SA U.S. Market Fund - 1.08%; SA U.S. HBtM Fund - 1.13%; SA U.S. Small Company Fund - 1.28%; SA International HBtM Fund - 1.53%; and SA International Small Company Fund - 1.28% (with respect to SA International Small Company Fund, the expense limitation amount is for the Fund and does not include the expenses incurred by the DFA Portfolio and the Underlying Funds). This agreement will remain in effect until July 15, 2009, at which time this agreement may be continued, modified or eliminated and net expenses will be adjusted as necessary. The adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions: (1) the adviser must request reimbursement within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement, (3) reimbursement will be made if, and to the extent that, the relevant Fund does not exceed its operating expense limitation after giving effect to the reimbursement, and (4) the adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund's operating expenses for the current year.

     (4) With respect to SA International Small Company Fund, the expense amounts set forth in the table include a separate line item of the expenses incurred by the DFA Portfolio. The DFA Portfolio expenses include the expenses of the Underlying Funds. Because the SA International Small Company Fund purchases shares of the DFA Portfolio, the expenses of the DFA Portfolio and the Underlying Funds are passed indirectly (i.e. the expenses reduce the DFA Portfolio's net asset value per share) to the Fund and its shareholders. Because other investors also purchase shares of the DFA Portfolio, the SA International Small Company Fund pays only its proportionate share of the operating expenses of the Portfolio and the Underlying Funds. See "Fund Structure" on page 44 for more information on the indirect expenses incurred by the SA International Small Company Fund.

     (5) The total expenses of the SA International Small Company Fund include the total annual operating expenses of the DFA Portfolio for the fiscal year ended November 30, 2004. The proportion of the DFA Portfolio's expenses indirectly paid by SA International Small Company Fund may vary based on the changes in expenses of the DFA Portfolio.

EXAMPLE

This example is intended to help you compare the cost of investing in an SA Equity Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that each Fund's operating expenses remain the same as shown in the table above and that all dividends and distributions are reinvested. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

    SA U.S. Market Fund

    1 year  $  111*          3 years  $  345*        5 years  $  614**       10 years  $  1,422***

    SA U.S. HBtM Fund

    1 year  $  116*          3 years  $  361*        5 years  $  664**      10 years  $  1,623***

    SA U.S. Small Company Fund

    1 year  $  131*          3 years  $  408*        5 years  $  754**       10 years  $  1,851***

    SA International HBtM Fund

    1 year  $  141*          3 years  $  440*        5 years  $  781**       10 years  $  1,800***

    SA International Small Company Fund****

    1 year  $  202*          3 years  $  624*        5 years  $  1,072**     10 years  $  2,313***

*    The example is based on net expenses after reduction for fee waivers.

** The example is based on net expenses after reduction for fee waivers or reimbursements through July 15, 2009, and thereafter is based on gross estimated expenses.

***  The example is based on gross estimated expenses.

**** The example is based on the expenses of the SA International Small Company
     Fund as well as the expenses of the DFA Portfolio and the Underlying Funds in which the DFA Portfolio invests.

MANAGEMENT

ADVISER

LWI FINANCIAL INC., 3055 Olin Avenue, Suite 2000, San Jose, California 95128, is the Funds' investment adviser. Since its organization in July 1998, the adviser has provided investment advisory and administrative services to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and other business entities. As of September 30, 2005, the adviser had approximately $2.85 billion in assets under management.

The adviser, in its capacity as investment adviser, handles the business affairs of the Funds and oversees the Funds' sub-adviser. The adviser has received exemptive relief from the U.S. Securities and Exchange Commission that permits the adviser to enter into investment advisory agreements with sub-advisers without obtaining shareholder approval. The adviser, subject to the review and approval of the Board of Trustees of the Trust, selects sub-advisers for the Funds and supervises and monitors the performance of each sub-adviser. The exemptive relief also permits the adviser, subject to approval by the Board, to replace sub-advisers or amend advisory agreements without shareholder approval when the adviser and the Board believe such action will benefit a Fund and its shareholders.

In its capacity as administrator, the adviser provides administrative services to the Funds.

SUB-ADVISER

DIMENSIONAL FUND ADVISORS INC., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, serves as investment sub-adviser to the Funds. Since its organization in May 1981, Dimensional has provided investment management services to institutional investors and to other mutual funds. Dimensional presently serves as the investment adviser to four other investment companies - The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. As of September 30, 2005, Dimensional managed over $72 billion in assets.

Dimensional also serves as investment adviser to the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), the Underlying Funds (in which the DFA Portfolio invests) and the U.S. Micro Cap Portfolio (in which SA U.S. Market Fund invests less than five percent of its assets). The U.S. Micro Cap Portfolio invests substantially all of its assets in the U.S. Micro Cap Series in a master-feeder structure. Dimensional also serves as investment adviser to the U.S. Micro Cap Series.

Investment decisions for the Funds are made by the Investment Committee of Dimensional, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus, the Investment Committee has ten members. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the Funds including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers and trading personnel with respect to the category of Funds indicated. For this reason, Dimensional has identified these coordinating individuals as those primarily responsible for the day-to-day management of the Funds:

     Domestic equity funds                Robert T. Deere

     International equity funds           Karen E. Umland

     Fixed income funds                   David A. Plecha

Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.

Ms. Umland is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

Mr. Plecha is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been responsible for the fixed income portfolios since the end of 1991.

The Funds' Statement of Additional Information provides information about each portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Dimensional also provides each Fund with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining the best price and execution of such transactions. Dimensional is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

MANAGEMENT FEES

The following chart shows the aggregate annual investment management fees that each Fund paid to the adviser during the fiscal year ended June 30, 2005. The adviser is responsible for paying the investment management fees to the sub-adviser. Please refer to the Fees and Expenses Table in the "Risk/Return Summary" section of this Prospectus for more information about the fees payable to the adviser and fee waivers.

     INVESTMENT MANAGEMENT FEE PAID
     DURING THE FISCAL YEAR ENDED JUNE 30, 2005
     (EXPRESSED AS PERCENTAGE OF AVERAGE DAILY NET ASSETS)

     SA Fixed Income Fund                                    0.84%

     SA U.S. Market Fund                                     0.70%

     SA U.S. HBtM Fund                                       0.92%

     SA U.S. Small Company Fund                              1.03%

     SA International HBtM Fund                              1.03%

     SA International Small Company Fund                     0.65%

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser and the sub-advisory agreement with Dimensional is available in the Funds' annual report for the period ended June 30, 2005.

YOUR ACCOUNT

This section describes how to do business with SA Funds and the services that are available to shareholders.

HOW TO REACH SA FUNDS

By telephone:     (800) 366-7266
                  Call for account information 8:00 a.m. to 5:00 p.m. Pacific time, Monday through Friday.

By mail:          3055 Olin Avenue
                  Suite 2000
                  San Jose, California 95128

PURCHASING SHARES

Only clients of certain financial representatives are eligible to purchase shares of the Funds.

If you are making an initial investment, you must submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

You or your financial representative should notify the adviser of any proposed investment.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm may charge you an additional fee, which will reduce your investment accordingly.

INCOMPLETE PURCHASE REQUESTS

SA Funds will attempt to notify you or your financial representative promptly if any information necessary to process your request is missing. Once the information is obtained, you will receive the next-determined net asset value per share ("NAV").

TIMING OF REQUESTS

All requests received by SA Funds' transfer agent, or other authorized intermediary, before 4:00 p.m. Eastern time on a business day of the Funds will be executed at that day's NAV. Orders received after 4:00 p.m. Eastern time will be executed at the following business day's NAV. Authorized intermediaries acting on a purchaser's behalf are responsible for transmitting orders by the deadline. Each day a Fund calculates its NAV is a business day of that Fund.

REDEEMING SHARES

You or your financial representative may redeem shares at any time by furnishing a redemption request to the adviser in proper form. In proper form means that all required documents are completed, signed and received.

INCOMPLETE REDEMPTION REQUESTS

SA Funds will attempt to notify you or your financial representative promptly if any information necessary to process your request is missing. Once the information is obtained, you will receive the next-determined NAV.

TIMING OF REQUESTS

All requests received in proper form by SA Funds, or an authorized intermediary, before 4:00 p.m. Eastern time on a business day of the Funds will be executed the same day, at that day's NAV. Requests received after 4:00 p.m. Eastern time will be executed the following business day, at that day's NAV.

WIRE TRANSACTIONS

A fee of $10 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

REDEEMING SHARES RECENTLY PURCHASED

If you redeem shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 10 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot redeem those shares until your application has been processed.

ACCOUNTS WITH LOW BALANCES

If the total value of your SA Funds account holdings falls below $10,000 as a result of redeeming or exchanging shares, SA Funds may send you a notice asking you to bring the account back up to $10,000 or to close it out. If you do not take action within 60 days, SA Funds may redeem your shares and mail the proceeds to you at the account's address of record.

EXCHANGES

There is no fee to exchange shares among SA Funds. However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction. The exchange privilege is not intended as a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds or otherwise adversely affect the Funds, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among the Funds by an investor that evidences market timing.

You may acquire shares of the Funds by exchanging shares of the SSgA Money Market Fund and may exchange your shares of the Funds for shares of the SSgA Money Market Fund, if such shares are offered in your state of residence. The SSgA Money Market Fund is a portfolio of the SSgA Funds. The SSgA Funds are an open-end management investment company with multiple portfolios advised by SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, and are not affiliated with SA Funds or SA Funds' distributor. Prior to making such an exchange, you should carefully read the prospectus for the SSgA Money Market Fund. You can obtain a copy of the prospectus through your financial representative or by calling the adviser at
(800) 366-7266. The exchange privilege is not an offering or recommendation on the part of SA Funds or their distributor of an investment in the SSgA Money Market Fund.

The SSgA Money Market Fund's non-fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

An investment in the SSgA Money Market Fund is neither insured nor guaranteed by the U.S. Government or by SSgA Funds Management, Inc. There is no assurance that the SSgA Money Market Fund will maintain a stable net asset value of $1.00 per share.

FREQUENT TRADING - MARKET TIMING

Frequent trading into and out of the Funds can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long-term shareholders who do not generate these costs. The Funds are designed for long-term investors, and are not intended for market timing or excessive trading activities. Market timing activities include purchases and sales of Fund shares in response to short-term market fluctuations. Certain Funds may be more susceptible to the risks of short-term trading than other Funds. The nature of the holdings of the SA International HBtM Fund and SA International Small Company Fund (together, "International Funds") may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Fund's holdings (or in the case of the SA International Small Company Fund, the holdings in the Underlying Funds) and the reflection of those changes in the Fund's NAV (called "arbitrage market timing"). Such delays may occur because an International Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Fund and/or the Underlying Funds calculate their NAVs. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time an International Fund calculates its NAV. The SA U.S. Small Company Fund may be subject to arbitrage market timing because the Fund has significant holdings in small capitalization securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Fund calculates its NAV due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Fund's shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate fair value prices.

The Board of Trustees has adopted procedures intended to prevent market timing. Pursuant to the Funds' procedures the adviser monitors for market timers and has established criteria by which to identify potential market timers and to determine whether further action is warranted. The Funds may refuse or cancel purchase or exchange orders for any reason, without prior notice, particularly purchase orders that the Funds believe are made on behalf of market timers. The Funds and their agents reserve the right to reject any purchase or exchange request by any investor, financial institution or retirement plan indefinitely if a Fund or the Fund's adviser believes that any combination of trading activity in the accounts is potentially disruptive to the Fund. It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). Accordingly, the adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be rejected in whole or in part by the affected Fund(s). The adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor. The Funds may impose further restrictions on trading activities by market timers in the future.

ADDITIONAL POLICIES FOR PURCHASES, REDEMPTIONS AND EXCHANGES

     - SA Funds reserves the right to reject any purchase order.

     - At any time, SA Funds may change any of their purchase, redemption or exchange procedures, and may suspend sale of their shares.

     - SA Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the U.S. Securities and Exchange Commission.

     - In the interest of economy, SA Funds do not issue share certificates.

     - SA Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

     - SA Funds may authorize certain financial intermediaries to accept purchase, redemption and exchange orders from their customers on behalf of SA Funds. Other intermediaries may also be designated to accept such orders, if approved by SA Funds. Authorized intermediaries are responsible for transmitting orders on a timely basis. An SA Fund will be deemed to have received an order when the order is accepted in proper form from the authorized intermediary, and the order will be priced at the SA Fund's NAV next determined.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information.

INDIVIDUAL RETIREMENT ACCOUNTS

You also may acquire shares of an SA Fund by contributing to an individual retirement account ("IRA") made available by that SA Fund, if you qualify for ownership of an IRA. IRAs made available by SA Funds may be subject to an annual fee. You can obtain more information regarding IRAs offered by SA Funds through your financial representative or by calling the adviser at (800) 366-7266.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

When SA Funds send shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as "householding", in which a single copy of the relevant document is sent to all shareholders at a common address. (SA Funds will not household personal information documents, such as account statements.) The adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address. If you agree, you do not need to take any action; SA Funds will continue householding your documents for as long as you are a shareholder. However, if at any time you would like to request that SA Funds do not employ householding on your account(s), you may do so by calling (800) 366-7266. SA Funds will provide you with an individual copy of each document you request within 30 days of receiving your request.

IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act of 2001 and federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply SA Funds with information, such as your taxpayer identification number, that will assist SA Funds in verifying your identity. Until such verification is made, SA Funds may temporarily limit additional share purchases. In addition, SA Funds may limit additional share purchases or close an account if they are unable to verify a customer's identity. As required by law, SA Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

PRICING OF FUND SHARES

Each SA Fund's NAV is calculated on each day the New York Stock Exchange is open. In certain limited circumstances, each Fund, in its discretion, may calculate its NAV on other days and accept purchases and redemptions on those days. Such "other days" may include days during which there is sufficient trading in a Fund's portfolio securities that the Fund's NAV might be materially affected and days in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the New York Stock Exchange is restricted due to emergency circumstances.

NAV is the value of a single share of an SA Fund. NAV is calculated by (1) taking the current market value of an SA Fund's total assets, (2) subtracting that SA Fund's liabilities and expenses and (3) dividing the result by the total number of shares owned by shareholders.

SA Funds calculate NAV as of the close of regular business on the New York Stock Exchange, normally 4:00 p.m. Eastern time. If the New York Stock Exchange closes early, SA Funds accelerate calculation of NAV and corresponding transaction deadlines to that time.

Market or fair values of SA Funds' portfolio securities are determined as follows:

     - Equity securities listed on an exchange or stock market for which market quotations are readily available: according to the official closing price, if any, or the last quoted sale price of the day (on the exchange where the security is primarily traded).

     - In the absence of recorded sales for listed equity securities: according to the mean between the most recent quoted bid and asked prices.

     - Unlisted equity securities for which market quotations are readily available: mean between the most recent quoted bid and asked prices.

     - Bond and other fixed income securities: based on prices provided by an independent pricing service.

     - Shares of an investment company: at the investment company's net asset value (the prospectuses for such investment companies contain information on those investment companies' fair valuation procedures).

     - All other securities: at fair value as determined in good faith by or under the direction of the Board of Trustees of SA Funds.

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. SA Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Foreign securities may trade in their primary markets on weekends or other days when SA Funds do not price their shares. Therefore, the value of the portfolio of an SA Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem shares.

Occasionally, events that affect the value of portfolio securities may occur between the times at which they are determined and the closing of the New York Stock Exchange. Such events may be company specific, such as an earnings report, country or region specific, such as a war or natural disaster, or global in nature. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary from the price actually received on a sale. Fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds' NAV by short-term traders.

DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to distributions of your share of its net income and gains on its investments. Each SA Fund distributes substantially all of its earnings to its shareholders. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to its shareholders, it is called a dividend distribution. An SA Fund realizes capital gains when it sells securities for a higher price than it paid and has net capital gains (if any) when the gains it realizes on sales of securities exceed losses it realizes on sales of other securities. When these net gains are distributed to shareholders, it is called a capital gain distribution. Dividend distributions may be made several times a year, while capital gain distributions are generally made on an annual basis.

SA Fixed Income Fund pays dividends, if any, quarterly.

SA Equity Funds pay dividends, if any, annually.

Each SA Fund distributes net capital gains, if any, at least annually.

You will receive distributions from an SA Fund in additional shares of that Fund unless you elect to receive your distributions in cash. If you wish to receive distributions in cash, you may either indicate your request on your account application or you or your financial representative may notify the adviser by calling (800) 366-7266.

Your investment in an SA Fund will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but you should consult your tax advisor about your own particular situation.

TAXES ON DISTRIBUTIONS

Unless you hold SA Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on all SA Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the SA Fund. Distributions that are derived from net capital gain (that is, the excess of net long-term capital gain, which is gain recognized on capital assets held for more than one year, over net short-term capital loss) generally will be taxed as long-term capital gains. Dividend distributions and distributions of the excess of net short-term capital gain over net long-term capital loss generally will be taxed to you as ordinary income. A portion of dividend distributions from the SA Equity Funds, however, may qualify as "qualified dividend income" ("ODI") and be eligible for taxation, for individuals, at their maximum long-term capital gains tax rate (5% or 15%). The tax you pay on a given capital gain distribution generally depends on how long the SA Fund held the portfolio securities it sold; it does not depend on how long you held your SA Fund shares. Your eligibility for ODI taxation will, however, depend on your satisfying a holding period and certain other requirements.

SA Fixed Income Fund expects that its distributions will consist primarily of ordinary income that is not ODI. SA Equity Funds expect that their distributions will consist primarily of net capital gains.

You are required to report all SA Fund distributions on your federal income tax return. Each year SA Funds or your custodian will send you information detailing the amount of dividends, which includes short-term capital gains, the part thereof that is ODI and net capital gain distributed to you for the previous year.

TAXES ON REDEMPTIONS OR EXCHANGES

If you redeem your shares of an SA Fund or exchange them for shares of another SA Fund, you generally will be subject to tax on any net gain. Your taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a redemption) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and the price at which any distributions may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain.

OTHER CONSIDERATIONS

If you buy shares in an SA Fund just before it makes a distribution, you will receive some of the purchase price back in the form of a taxable distribution.

By law, SA Funds must withhold and remit to the U.S. Treasury 28% of distributions and redemption proceeds otherwise payable to you (if you are an individual or other non-corporate taxpayer) if you have not provided a complete, correct taxpayer identification number, and 28% of those distributions if you are otherwise subject to backup withholding.

MORE ABOUT SA FUNDS

SA FIXED INCOME FUND

The Fund's principal strategies and risks are summarized on prior pages in the section entitled "SA Fixed Income Fund". Below is further information about the Fund's principal investments and strategies and the associated risks. The Fund may also use strategies and invest in securities as described in the Statement of Additional Information. The Fund's objective may be changed without shareholder approval.

SHORT-TERM TRADING. The Fund may engage in short-term trading, which could produce higher trading costs and taxable distributions. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

SECURITIES LENDING. The Fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional income gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

MATURITY RISK PREMIUMS. The sub-adviser will manage the Fund with a view toward capturing maturity risk premiums. The term "maturity risk premium" means the anticipated incremental return on investment for holding securities with maturities of longer than one month compared to securities with a maturity of one month. In implementing this strategy, although the Fund will primarily invest in foreign obligations, the Fund may invest in U.S. obligations when the sub-adviser believes that foreign securities do not offer maturity risk premiums that compare favorably with those offered by U.S. securities.

DERIVATIVES. The Fund may use futures, options and forward currency exchange contracts, which are forms of derivatives. Derivatives are financial contracts the value of which is based on a security, a currency exchange rate or a market index. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund will not use derivatives for speculative purposes. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

The Fund may, but is not required to, use forward currency exchange contracts to hedge foreign currency risks. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. These contracts are privately negotiated transactions and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

The Fund may, but is not required to, use futures contracts and options on futures contracts, but only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund's portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

DESCRIPTION OF INVESTMENTS

     - U.S. GOVERNMENT OBLIGATIONS - Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds.
     - U.S. GOVERNMENT AGENCY OBLIGATIONS - Debt securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.
     - CORPORATE DEBT OBLIGATIONS - Nonconvertible corporate debt securities (e.g., bonds and debentures) that are issued by companies whose commercial paper is rated Prime 1 by Moody's Investors Service, Inc. ("Moody's") or A1 by Standard & Poor's Rating Services ("S&P"), and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the sub-adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.
     - BANK OBLIGATIONS - Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion.
     - COMMERCIAL PAPER - Rated, at the time of purchase, A1 or better by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated AAA by Moody's or AAA by S&P, and having a maximum maturity of nine months.
     - REPURCHASE AGREEMENTS - Instruments through which the Fund purchases securities ("underlying securities") from a bank, or a registered U.S. Government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. Government and agency obligations described above. The Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of the Fund's net assets would be so invested. The Fund will not enter into repurchase agreements with a bank unless the bank has at least $1 billion in assets.
     - FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.
     - SUPRANATIONAL ORGANIZATION OBLIGATIONS - Debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.
     - FOREIGN ISSUER OBLIGATIONS - Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.
     - EURODOLLAR OBLIGATIONS - Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

The Fund's investments may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

SA EQUITY FUNDS

The Funds' principal strategies and risks are summarized on prior pages in the section entitled "SA Equity Funds". Below is further information about each Fund's principal investments and strategies and their associated risks. The Funds may also use strategies and invest in securities as described in the Statement of Additional Information. Each Fund's objective may be changed without shareholder approval.

PORTFOLIO CONSTRUCTION

SA U.S. MARKET FUND. SA U.S. Market Fund is approximately market capitalization weighted. A company's stock may not be purchased if (i) in the sub-adviser's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or
(iii) a significant portion of the issuer's securities are closely held. Further, the Fund will not acquire securities of real estate investment trusts (except as part of a merger, consolidation or acquisition of assets).

SA U.S. HBtM FUND. SA U.S. HBtM Fund is approximately market capitalization weighted. On not less than a semi-annual basis, the sub-adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund.

SA INTERNATIONAL HBtM FUND. SA International HBtM Fund is approximately market capitalization weighted. The sub-adviser may reset the market capitalization floor from time to time to reflect changing market conditions. The weighting of certain countries in the Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or S&P/Citigroup.

It is the sub-adviser's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Fund involves greater risk than including a large number of them.

SA U.S. SMALL COMPANY FUND AND SA INTERNATIONAL SMALL COMPANY FUND. SA U.S. Small Company Fund and each Underlying Fund in which the DFA Portfolio invests (collectively the "Small Company Funds") are approximately market capitalization weighted.

The decision to include or exclude the shares of an issuer is made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country, except that with respect to the Continental Series and the Asia Pacific Series, such determination shall be made by reference to other companies located in all countries in which those Underlying Funds invest. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except that the Continental Series and the Asia Pacific Series each will measure company size in terms of a common currency. Even though a company's stock may meet the applicable market capitalization criterion of a particular Small Company Fund, it may not be purchased if (i) in the sub-adviser's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition, (iii) a significant portion of the issuer's securities are closely held or (iv) in the sub-adviser's judgment the issuer may be a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended). Further, none of the Small Company Funds will acquire the securities of real estate investment trusts (except as part of a merger, consolidation or acquisition of assets).

If any Small Company Fund must sell securities in order to obtain funds to make redemption payments, that Small Company Fund may repurchase such securities as additional cash becomes available. In most instances, however, the sub-adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

It is the sub-adviser's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them.

On a periodic basis, the sub-adviser reviews the holdings of each Small Company Fund and determines which, at the time of such review, are no longer considered small U.S., Japanese, United Kingdom, European or Asia Pacific companies. The present policy of the sub-adviser (except with respect to SA U.S. Small Company
Fund) is to consider portfolio securities for sale when they have appreciated sufficiently to no longer be in the desired market capitalization range for the relevant Fund as determined periodically by the sub-adviser; however, the sub-adviser is not required to dispose of a security if the security's issuer is no longer in the desired market capitalization range. The sub-adviser may, from time to time, revise that policy if, in the opinion of the sub-adviser, such revision is necessary to maintain appropriate market capitalization weighting.

PORTFOLIO TRANSACTIONS. Portfolio investments of SA U.S. Market Fund, SA U.S. HBtM Fund, SA U.S. Small Company Fund, SA International HBtM Fund and the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), will generally be made in eligible securities using a market capitalization weighted basis. Securities in each Fund's portfolio will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities in each Fund's portfolio which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities in each Fund's portfolio will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities in each Fund's portfolio, including those eligible for purchase, may be disposed of at any time when, in the sub-adviser's judgment, circumstances, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities in each Fund's portfolio will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the relevant Fund.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING. The investment portfolios of SA U.S. Market Fund, SA U.S. HBtM Fund, SA U.S. Small Company Fund, SA International HBtM Fund and the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets) use a MARKET CAPITALIZATION WEIGHTED APPROACH. This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the sub-advisor for a variety of factors. The sub-advisor may consider such factors as free float, trading strategies, liquidity management, momentum and other factors determined to be appropriate by the sub-advisor given market conditions. The sub-advisor may exclude the stock of a company that meets applicable market capitalization criterion if the sub-advisor determines, in its best judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (1) those held by strategic investors (such as governments, controlling shareholders and management), (2) treasury shares, or
(3) shares subject to foreign ownership restrictions. Deviation also will occur because the sub-adviser intends to purchase in round lots only. Furthermore, the sub-adviser may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20%, of each Fund's assets may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments by each Fund in privately placed convertible debentures. Finally, the tax management strategies undertaken by SA U.S. HBtM Fund, SA U.S. Small Company Fund and SA International HBtM Fund may cause deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares that, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase by each Fund or otherwise represented in the portfolio of each Fund may be acquired in exchange for the issuance of shares. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase by each Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the sub-adviser will determine those companies eligible for investment by a Fund (other than SA U.S. Market Fund). Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the sub-adviser's then-current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of investment portfolios of SA U.S. Market Fund, SA U.S. HBtM Fund, SA U.S. Small Company Fund, SA International HBtM Fund and the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets) change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee of the sub-advisor may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of certain countries may vary from their weighting in published international indices.

SECURITIES LENDING. Each Fund may seek to earn additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral a Fund receives in these transactions, it could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

FIXED INCOME SECURITIES. Each Fund may invest in fixed income securities. Risks of these securities include:

     - INTEREST RATE RISK: Increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value. The magnitude of the decline will be greater for longer-term fixed income securities than for shorter-term fixed income securities.

     - CREDIT (DEFAULT) RISK: It is possible that some of the issuers will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security held by a Fund, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond held by a Fund can affect the bond's liquidity and make it more difficult for the Fund to sell. If any of these events were to occur, the Fund might suffer a loss.

CASH MANAGEMENT. Each Fund may invest up to 20% of its assets in short-term, high quality, highly-liquid, fixed income obligations such as money market instruments and short-term repurchase agreements pending investment or for liquidity purposes.

TEMPORARY DEFENSIVE POSITIONS. Notwithstanding each Fund's applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Fund's assets may be invested in cash and/or money market instruments. To the extent that a Fund adopts a temporary defensive position, the Fund may not achieve its investment objective.

MASTER-FEEDER STRUCTURE. Each Fund reserves the right to convert to a "master-feeder" structure at a future date. Under such a structure, generally one or more feeder funds invest all of their assets in a master fund, which, in turn, invests directly in a portfolio of securities. A Fund will notify shareholders prior to any such conversion.

SA INTERNATIONAL SMALL COMPANY FUND

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by Dimensional on at least a semi-annual basis. In setting the target allocation, Dimensional will use a market capitalization weighted approach in considering the market capitalizations of all eligible companies in each of the Underlying Funds. Dimensional expects to change the relative weights ascribed to each Underlying Fund, based on its updated market capitalization calculations, when it determines that fundamental changes in the relative values ascribed by market forces to each relevant geographic area have occurred. To maintain target weights during the period, adjustments may be made by applying future purchases by the DFA Portfolio in proportion necessary to rebalance the investment portfolio of the DFA Portfolio.

Dimensional determines company size on a country- or region-specific basis and based primarily on market capitalization. Dimensional first ranks eligible companies listed on selected exchanges in the specific country or region by market capitalization. Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in that country or region.

UNDERLYING FUND-SPECIFIC POLICIES. The following are the investment policies of each Underlying Fund in which the DFA Portfolio invests.

JAPANESE SERIES

The Japanese Series invests in a broad and diverse group of readily marketable stocks of Japanese small companies that are traded in the Japanese securities markets. As a non-fundamental policy, under normal circumstances, the Japanese Series will invest at least 80% of its net assets in securities of Japanese small companies. If the Japanese Series changes this investment policy, it will notify its shareholders at least 60 days in advance of the change and will change its name.

Dimensional measures company size based primarily on market capitalization. Dimensional first ranks eligible companies listed on selected exchanges in Japan by market capitalization. Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in Japan. As of September 30, 2005, Dimensional considers Japanese small companies to be those companies with a market capitalization below $1,055 million. This dollar amount will change due to market conditions.

The Japanese Series does not intend, however, to purchase shares of any company whose market capitalization is less than $5 million. The Japanese Series intends to invest in the stock of eligible companies using a market capitalization weighted approach.

UNITED KINGDOM SERIES

The United Kingdom Series invests in a broad and diverse group of readily marketable stocks of United Kingdom small companies that are traded principally on the London Stock Exchange ("LSE"). As a non-fundamental policy, under normal circumstances, the United Kingdom Series will invest at least 80% of its net assets in securities of United Kingdom small companies. If the United Kingdom Series changes this investment policy, it will notify its shareholders at least 60 days in advance of the change and will change its name.

Dimensional measures company size based primarily on market capitalization. Dimensional first ranks eligible companies listed on selected exchanges in the United Kingdom by market capitalization. Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in United Kingdom. As of September 30, 2005, Dimensional considers

United Kingdom small companies to be those companies with a market capitalization below $1,975 million. This dollar amount will change due to market conditions.

The United Kingdom Series does not intend, however, to purchase shares of any company whose market capitalization is less than $5 million. The United Kingdom Series intends to invest in the stock of eligible companies using a market capitalization weighted approach.

CONTINENTAL SERIES

The Continental Series invests in a broad and diverse group of readily marketable stocks of small companies organized in certain European countries, whose shares are traded principally in securities markets located in those countries. As of the date of this Prospectus, the Continental Series is authorized to invest in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. As a non-fundamental policy, under normal circumstances, the Continental Series will invest at least 80% of its net assets in securities of small companies located in continental Europe. If the Continental Series changes this investment policy, it will notify its shareholders at least 60 days in advance of the change and will change its name.

Dimensional measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, Dimensional first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Continental Series with respect to each country or region. As of September 30, 2005, on an aggregate basis for the Continental Series, Dimensional considers small companies to be those companies with a market capitalization below $2,805 million. This threshold will vary by country or region. For example, as of September 30, 2005, Dimensional considers a small company in the European Monetary Union to have a market capitalization below $1,965 million, a small company in Denmark to have a market capitalization below $1,680 million, and a small company in Greece to have a market capitalization below $1,965 million. These dollar amounts will change due to market conditions.

The Continental Series does not intend, however, to purchase shares of any company whose market capitalization is less than $5 million. The Continental Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. Dimensional may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country.

ASIA PACIFIC SERIES

The Asia Pacific Series invests in a broad and diverse group of readily marketable stocks of small companies located in Australia, New Zealand and Asian Pacific countries, whose shares are traded principally in securities markets located in those countries. As a non-fundamental policy, under normal circumstances, the Asia Pacific Series will invest at least 80% of its net assets in securities of small companies located in Australia, New Zealand and Asian Pacific countries. If the Asia Pacific Series changes this investment policy, it will notify its shareholders at least 60 days in advance of the change and will change its name.

Dimensional measures company size on a country-specific basis and based primarily on market capitalization. In the countries authorized for investment, the sub-adviser first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Asia Pacific Series with respect to each country authorized for investment. This threshold will vary by country. As of September 30, 2005, Dimensional considers Asia Pacific small companies to be those companies with a market capitalization below $1,200 million in

Australia, $1,020 million in Hong Kong, $650 million in New Zealand and $950 million in Singapore. These dollar amounts will change due to market conditions.

The Asia Pacific Series does not intend, however, to purchase shares of any company whose market capitalization is less than $5 million. The Asia Pacific Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. Dimensional may in its discretion either limit further investments in a particular country or divest the Asia Pacific Series of holdings in a particular country.

FUND STRUCTURE. The aggregate amount of expenses for SA International Small Company Fund and the DFA Portfolio may be greater than it would be if the Fund invested directly in the Underlying Funds or the securities held by the Underlying Funds. However, the total expense ratio for the Fund is expected to be less over time than it would be if the Fund made such direct investments. This arrangement enables various institutional investors, including the Fund, to pool their assets, which may result in economies by spreading certain fixed costs over a larger asset base. Through the daily calculation of the DFA Portfolio's NAV, the value of the investment in the DFA Portfolio held by each shareholder in the DFA Portfolio, including the Fund, will be adjusted to reflect each such shareholder's proportionate share of the expenses of the DFA Portfolio, which expenses will include the DFA Portfolio's share of the indirect operating expenses of the Underlying Funds.

The shares of the DFA Portfolio and the Underlying Funds (collectively, "Other Funds") are offered to institutional investors for the purpose of increasing the assets available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Other Funds by other institutional investors offers potential benefits to the Other Funds, and to the SA International Small Company Fund through its investment in the DFA Portfolio. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Other Funds. Also, if an institutional investor were to redeem its interest in the Other Funds, the remaining investors therein could experience higher pro rata operating expenses, thereby producing lower returns, and the Other Funds' security holdings may become less diverse, resulting in increased risk.

Institutional investors that have a greater pro rata ownership interest in the DFA Portfolio than the Fund does could have effective voting control over the operation of the DFA Portfolio.

Other institutional investors, including other mutual funds, may invest in the Other Funds, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Fund. For information about the availability of investing in any Other Fund other than through the Fund, please contact DFA Investment Dimensions Group Inc. and The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, (310) 395-8005.

A redemption by the Fund of all or part of its investment in the DFA Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash when necessary. In addition, a distribution in kind to the Fund could result in a less diversified portfolio of investments and could affect adversely its liquidity. Moreover, a distribution in kind, or in cash, by the DFA Portfolio pursuant to a redemption will constitute a taxable exchange for federal income tax purposes, resulting in gain or loss to the Fund to the extent that the redemption distribution is more or less than the Fund's cost basis in redeemed shares of the DFA Portfolio. Any net capital gains so realized will be distributed to the Fund's shareholders as described in the section entitled "Distributions".

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help shareholders understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information presented in the tables has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the Funds' annual report to shareholders, and is incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling
(800) 366-7266.

                                                                         SA FIXED
                                                                        INCOME FUND
                                  -----------------------------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                    YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED       JUNE 30, 2001
                                   JUNE 30, 2005      JUNE 30, 2004    JUNE 30, 2003      JUNE 30, 2002        (I CLASS)
                                  ---------------    ---------------   --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $         10.10    $         10.91   $        10.21     $         9.87     $        10.04
                                  ---------------    ---------------   --------------     --------------     --------------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income                     0.26               0.24             0.31               0.30               0.44
   Net realized and unrealized
     gain (loss) on investments              0.22              (0.44)            0.72               0.34               0.13
                                  ---------------    ---------------   --------------     --------------     --------------
Total from investment operations             0.48              (0.20)            1.03               0.64               0.57
                                  ---------------    ---------------   --------------     --------------     --------------
LESS DISTRIBUTIONS:
   Dividends from net                       (0.25)             (0.27)           (0.26)             (0.28)            (0.74)
     investment income
   Distributions from capital
     gains                                      -              (0.34)           (0.07)             (0.02)                 -
                                  ---------------    ---------------   --------------     --------------     --------------
Total distributions                         (0.25)             (0.61)           (0.33)             (0.30)             (0.74)
                                  ---------------    ---------------   --------------     --------------     --------------
Net asset value, end of period    $         10.33    $         10.10   $        10.91     $        10.21     $         9.87
                                  ===============    ===============   ==============     ==============     ==============
Total Return                                 4.81%             (1.88)%          10.19%              6.59%              5.88%

Net assets, end of period (000s)  $       391,394    $       279,474   $      179,059     $      116,022     $       45,455
Ratio of net expenses to
  average net assets                         1.00%              1.00%            0.89%              0.85%              0.87%
Ratio of gross expenses to
  average net assets (1)                     1.33%              1.34%            1.40%              1.59%              2.06%
Ratio of net investment income
  to average net assets                      2.65%              2.33%            3.00%              3.59%              4.20%
Portfolio turnover rate                        75%                83%              85%                77%               135%
Without giving effect to the
  expense waivers described in
  Note 2 to the Financial
  Statements, net investment
  income per share would have
  been (1)                        $          0.23    $          0.20   $         0.27     $         0.24     $         0.31


(1)  Gross expenses before waivers of expenses.

                                                                          SA U.S.
                                                                        MARKET FUND
                                  -----------------------------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                     YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED       JUNE 30, 2001
                                   JUNE 30, 2005      JUNE 30, 2004    JUNE 30, 2003      JUNE 30, 2002        (I CLASS)
                                  ---------------    ---------------   --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $         10.12    $          8.54   $         8.57     $        10.26     $        11.59
                                  ---------------    ---------------   --------------     --------------     --------------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income                     0.09               0.04             0.05               0.03               0.04
   Net realized and unrealized
     gain (loss) on investments              0.55               1.59            (0.04)             (1.69)             (1.30)
                                  ---------------    ---------------   --------------     --------------     --------------
Total from investment operations             0.64               1.63             0.01              (1.66)             (1.26)
                                  ---------------    ---------------   --------------     --------------     --------------
LESS DISTRIBUTIONS:
   Dividends from net                       (0.07)             (0.05)           (0.04)             (0.03)             (0.04)
     investment income
   Distributions from capital
     gains                                      -                  -                -                  -              (0.03)
                                  ---------------    ---------------   --------------     --------------     --------------
Total distributions                         (0.07)             (0.05)           (0.04)             (0.03)             (0.07)
                                  ---------------    ---------------   --------------     --------------     --------------
Net asset value, end of period    $         10.69    $         10.12   $         8.54     $         8.57     $        10.26
                                  ===============    ===============   ==============     ==============     ==============
Total Return                                 6.35%             19.12%            0.17%            (16.20)%           (10.89)%

Net assets, end of period (000s)  $       382,245    $       289,473   $      160,569     $      108,053     $       55,605
Ratio of net expenses to
  average net assets                         1.08%              1.08%            0.97%              0.92%              0.95%
Ratio of gross expenses to
  average net assets (1)                     1.21%              1.24%            1.38%              1.52%              1.87%
Ratio of net investment income
  to average net assets                      0.89%              0.52%            0.67%              0.43%              0.44%
Portfolio turnover rate                         1%                 1%               2%                 1%                16%
Without giving effect to the
  expense waivers described in
  Note 2 to the Financial
  Statements, net investment
  income (loss) per share would
  have been (1)                   $          0.08    $          0.03   $         0.02     $       (0.01)     $       (0.04)


(1)  Gross expenses before waivers of expenses.

                                                                         SA U.S.
                                                                        HBtM FUND
                                  ----------------------------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                    YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED       JUNE 30, 2001
                                   JUNE 30, 2005      JUNE 30, 2004     JUNE 30, 2003     JUNE 30, 2002        (I CLASS)
                                  ---------------    ---------------   ---------------    --------------     -------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $         10.79    $          8.70   $         8.75     $        11.02     $        8.62
                                  ---------------    ---------------   --------------     --------------     -------------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income                     0.03               0.03             0.03               0.01              0.08
   Net realized and unrealized
     gain (loss) on investments              1.31               2.09            (0.06)             (2.24)             2.46
                                  ---------------    ---------------   --------------     --------------     -------------
Total from investment operations             1.34               2.12            (0.03)             (2.23)             2.54
                                  ---------------    ---------------   --------------     --------------     -------------
LESS DISTRIBUTIONS:
   Dividends from net                       (0.03)             (0.03)           (0.02)             (0.04)            (0.11)
     investment income
   Distributions from capital
     gains                                  (0.11)                 -                -                  -             (0.03)
                                  ---------------    ---------------   --------------     --------------     -------------
Total distributions                         (0.14)             (0.03)           (0.02)             (0.04)            (0.14)
                                  ---------------    ---------------   --------------     --------------     -------------
Net asset value, end of period    $         11.99    $         10.79   $         8.70     $         8.75     $       11.02
                                  ===============    ===============   ==============     ==============     =============
Total Return                                12.50%             24.46%           (0.27)%           (20.31)%           29.69%

Net assets, end of period (000s)  $       222,113    $       164,555   $       88,552     $       57,664     $      29,578
Ratio of net expenses to
  average net assets                         1.13%              1.13%            1.08%              1.05%             1.07%
Ratio of gross expenses to
  average net assets (1)                     1.45%              1.51%            1.75%              1.92%             2.61%
Ratio of net investment income
  to average net assets                      0.30%              0.35%            0.47%              0.23%             1.03%
Portfolio turnover rate                         5%                 9%               7%                 3%               26%
Without giving effect to the
  expense waivers described in
  Note 2 to the Financial
  Statements, net investment
  income (loss) per share would
  have been (1)                   $         (0.00)** $         (0.00)** $        (0.02)   $        (0.04)    $       (0.04)


**   Amounts round to less than $0.01.
(1)  Gross expenses before waivers of expenses.

                                                                         SA U.S.
                                                                    SMALL COMPANY FUND
                                  -----------------------------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                    YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED       JUNE 30, 2001
                                   JUNE 30, 2005      JUNE 30, 2004    JUNE 30, 2003      JUNE 30, 2002        (I CLASS)
                                  ---------------    ---------------   --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $         16.24    $         12.15   $        12.24     $        13.68     $        12.58
                                  ---------------    ---------------   --------------     --------------     --------------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment loss                      (0.06)             (0.05)           (0.03)             (0.05)             (0.03)
   Net realized and unrealized
     gain (loss) on investments              1.36               4.14            (0.06)             (1.39)              1.16
                                  ---------------    ---------------   --------------     --------------     --------------
Total from investment operations             1.30               4.09            (0.09)             (1.44)              1.13
                                  ---------------    ---------------   --------------     --------------     --------------
LESS DISTRIBUTIONS:
   Distributions from capital
     gains                                      -                  -                -                  -              (0.03)
                                  ---------------    ---------------   --------------     --------------     --------------
Total distributions                             -                  -                -                  -              (0.03)
                                  ---------------    ---------------   --------------     --------------     --------------
Net asset value, end of period    $         17.54    $         16.24   $        12.15     $        12.24     $        13.68
                                  ===============    ===============   ==============     ==============     ==============
Total Return                                 8.00%             33.66%           (0.74)%           (10.52)%             9.02%

Net assets, end of period (000s)  $       188,637    $       143,032   $       76,150     $       53,854     $       29,252
Ratio of net expenses to
  average net assets                         1.28%              1.28%            1.26%              1.25%              1.26%
Ratio of gross expenses to
  average net assets (1)                     1.68%              1.74%            2.11%              2.38%              3.32%
Ratio of net investment loss to
  average net assets                        (0.41)%            (0.44)%          (0.38)%            (0.51)%            (0.28)%
Portfolio turnover rate                         9%                 6%               7%                 5%                17%
Without giving effect to the
  expense waivers described in
  Note 2 to the Financial
  Statements, net investment
  loss per share would have
  been (1)                        $         (0.12)   $         (0.11)  $        (0.11)    $        (0.15)    $        (0.22)


(1)  Gross expenses before waivers of expenses.

                                                                      SA INTERNATIONAL
                                                                         HBtM FUND
                                  -----------------------------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                    YEAR ENDED          YEAR ENDED        YEAR ENDED        YEAR ENDED        JUNE 30, 2001
                                   JUNE 30, 2005       JUNE 30, 2004     JUNE 30, 003      JUNE 30, 002        (I CLASS)
                                  ---------------     --------------     ------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $         11.18     $         8.19     $       8.54     $         9.41     $         9.99
                                  ---------------     --------------     ------------     --------------     --------------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income                     0.16               0.08             0.07               0.03               0.09
   Net realized and
     unrealized gain
     (loss) on investments                   1.63               3.00            (0.38)             (0.79)             (0.60)
                                  ---------------     --------------     ------------     --------------     --------------
Total from investment
  operations                                 1.79               3.08            (0.31)             (0.76)             (0.51)
                                  ---------------     --------------     ------------     --------------     --------------
LESS DISTRIBUTIONS:
   Dividends from net                       (0.08)             (0.09)           (0.04)             (0.07)             (0.06)
     investment income
   Distributions from
     capital gains                              -                  -                -              (0.04)             (0.01)
                                  ---------------     --------------     ------------     --------------     --------------
Total distributions                         (0.08)             (0.09)           (0.04)             (0.11)             (0.07)
                                  ---------------     --------------     ------------     --------------     --------------
Net asset value, end of
  period                          $         12.89     $        11.18     $       8.19     $         8.54     $         9.41
                                  ===============     ==============     ============     ==============     ==============
Total Return                                16.06%             37.76%           (3.51)%            (8.08)%            (5.15)%
Net assets, end of period (000s)  $       400,437     $      285,902     $    154,892     $      124,215     $       60,642
Ratio of net expenses to
  average net assets                         1.38%              1.53%            1.47%              1.45%              1.47%
Ratio of gross expenses
  to average net assets(1)                   1.56%(3)           1.71%(2)         1.71%(1)           1.80%(1)           2.10%(1)
Ratio of net investment
  income (loss) to
  average net assets                         1.50%              0.94%            1.18%              0.91%              1.27%
Portfolio turnover rate                        11%                12%              13%                 3%                12%
Without giving effect to
  the expense waivers
  described in Note 2 to
  the Financial
  Statements, net
  investment income per
  share would have been(1)        $          0.14     $         0.07     $       0.07     $        0.02      $        0.05


(1)  Gross expenses before waivers of expenses.
(2) Gross expenses include effect of $265,139 of expense recapture by manager, an increase of 0.12% on an annualized basis.
(3) Gross expenses include effect of $34,978 of expense recapture by manager, an increase of 0.01% on an annualized basis.

                                                                    SA INTERNATIONAL
                                                                   SMALL COMPANY FUND
                                 ------------------------------------------------------------------------------------
                                                                                                             YEAR
                                                                                           YEAR             ENDED
                                                                                          ENDED            JUNE 30,
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED         JUNE 30,            2001
                                 JUNE 30, 2005     JUNE 30, 2004     JUNE 30, 2003         2002           (I CLASS)
                                 -------------     -------------     -------------    -------------     -------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $       14.11     $        9.85     $        9.16    $        9.18     $       10.42
                                 -------------     -------------     -------------    -------------     -------------

INCOME FROM INVESTMENT
OPERATIONS:

   Net investment income                  0.12              0.16              0.04             0.01              0.05
   Net realized and
     unrealized gain
     (loss) on investments                2.35              4.18              0.70             0.03             (1.11)
                                 -------------     -------------     -------------    -------------     -------------

Total from investment
   operations                             2.47              4.34              0.74             0.04             (1.06)
                                 -------------     -------------     -------------    -------------     -------------

LESS DISTRIBUTIONS:
   Dividends from net
     investment income                   (0.17)            (0.08)            (0.05)           (0.06)                -
   Distributions from
     capital gains                       (0.03)                -                 -                -             (0.18)
                                 -------------     -------------     -------------    -------------     -------------
Total distributions                      (0.20)            (0.08)            (0.05)           (0.06)            (0.18)
                                 -------------     -------------     -------------    -------------     -------------
Net asset value, end of
   period                        $       16.38     $       14.11     $        9.85    $        9.16     $        9.18
                                 =============     =============     =============    =============     =============

Total Return                             17.58%            44.21%             8.16%            0.47%           (10.15)%
Net assets, end of period        $     141,642     $     101,889     $      54,466    $      39,293     $      17,850
  (000s)
Ratio of net expenses to                  1.28%*            1.28%**           1.28%***         1.28%****         1.29%*****
  average net assets+
Ratio of gross expenses to                1.28%(3)*         1.31%(2)**        1.62%(1)***      1.92%(1)****      3.04%(1)*****
  average net assets+
Ratio of net investment                   0.85%             1.35%             0.47%            0.39%             0.68%
  income to average net
  assets

Portfolio turnover rate                    N/A               N/A               N/A              N/A               N/A

Without giving effect to
  the expense waivers
  described in Note 2 to
  the Financial Statements,
  net investment income (loss)
  per share would have
  been (1)                       $        0.12     $        0.16     $        0.01    $       (0.01)    $       (0.08)

(1) Gross expenses before waivers of expenses.
(2) Gross expenses include effect of $3,766 of expense recapture by manager, an increase of less than .005% on an annualized basis.
(3) Gross expenses include effect of $58,893 expense recapture by manager, an increase of less than 0.05% on an annualized basis.
+ Does not include the expenses of the DFA Portfolio. The DFA Portfolio expenses include the expenses of the Underlying Funds. Because the SA International Small Company Fund purchases shares of the DFA Portfolio, the expenses of the DFA Portfolio and the Underlying Funds are passed indirectly (i.e. the expenses reduce the DFA Portfolio's net asset value per share) to the Fund and its shareholders. The financial highlights for the SA International
Small Company Fund included in this prospectus contain this additional DFA Portfolio expense information which is not reflected in the financial highlights table of the Fund's Annual Report.
* For the fiscal year ended November 30, 2004, the total annual operating expenses of the DFA Portfolio were 0.69% of its average net assets, which is included as a separate line item in the Annual Fund Operating Expenses table in this prospectus.
** For the fiscal year ended November 30, 2003, the total annual operating expenses of the DFA Portfolio were 0.71% of its average net assets.
*** For the fiscal year ended November 30, 2002, the total annual operating expenses of the DFA Portfolio were 0.71% of its average net assets.
**** For the fiscal year ended November 30, 2001, the total annual operating expenses of the DFA Portfolio were 0.72% of its average net assets.
***** For the fiscal year ended November 30, 2000, the total annual operating expenses of the DFA Portfolio were 0.71% of its average net assets.

N/A Refer to financial statements of respective DFA Portfolio, included in the Funds' Annual Report.

                      [This Page Intentionally Left Blank]

FOR MORE INFORMATION

More information about SA Funds is available free upon request, including the following:

ANNUAL AND SEMI-ANNUAL REPORTS
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Funds, their policies and the Funds' Trustees. A current SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of, this Prospectus.

Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

TO MAKE INQUIRES TO THE FUNDS BY TELEPHONE OR BY MAIL OR TO OBTAIN COPIES OF THE SAI, ANNUAL AND SEMI-ANNUAL REPORTS OR OTHER INFORMATION WITHOUT CHARGE:

BY TELEPHONE

Call 1-800-366-7266

BY MAIL

Write to:  SA Funds - Investment Trust
           c/o LWI Financial Inc.
           3055 Olin Avenue
           Suite 2000
           San Jose, California 95128

ON THE INTERNET

Text-only versions of Fund documents can be viewed online or downloaded from the SEC's website at: http://www.sec.gov.

You can also obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

You may also find more information about the Funds on the Internet at http://www.LoringWard.com.

                                 PRIVACY POLICY

SA Funds are committed to protecting your privacy and the confidentiality of your personal information.

This Privacy Policy explains SA Funds' collection, use, retention and security of your personal information.

HOW SA FUNDS GATHER INFORMATION

SA Funds collect your personal information in the process of establishing and administering your accounts.

1. APPLICATION INFORMATION. When you open an account with SA Funds, you provide information on your account application. This information may include your name, address, phone number, email address, taxpayer identification number, and information about your investment experience, objectives and current investments.

2. TRANSACTION INFORMATION. Any time you initiate a transaction in an SA Funds account, the Funds collect information about that transaction. The Funds also keep information about your accounts, such as transaction history, current balances and current investments. These records also may include the application information listed above.

3. MAILING LISTS. In an effort to reach potential clients, the Funds sometimes collect and use information from outside mailing lists.

HOW SA FUNDS USE AND SHARE INFORMATION

The Funds share your personal information only with those parties who assist in establishing and administering your account. The Funds do not sell your personal information to anyone, and they make every effort to maintain confidentiality.

1. USE OF INFORMATION. The Funds use your personal information to establish and administer your accounts and to fulfill regulatory obligations.

2. SHARING INFORMATION FOR THE PURPOSE OF PROVIDING SERVICES. The Funds disclose your personal information to those parties who assist in processing your transactions or otherwise providing service to your accounts.

3. SHARING INFORMATION FOR LEGAL PURPOSES. In certain circumstances, the Funds may share personal information as required or permitted by law. They may do so, for example, to cooperate with regulators or law enforcement authorities, to resolve consumer disputes or for institutional risk control.


               THIS PRIVACY POLICY IS NOT PART OF THE PROSPECTUS.

HOW SA FUNDS PROTECT INFORMATION

Even when the Funds share your personal information, they remain committed to maintaining your privacy. The Funds take steps to protect confidentiality of personal information whenever possible.

1. CONTRACTUAL PROTECTIONS. The Funds and/or the adviser have contracts with all of their employees and unaffiliated companies with whom they share personal information, prohibiting them from using such personal information for any purpose other than that for which it is disclosed, and further prohibiting them from disclosing it to any other parties.

2. SHARING WITH AFFILIATES. The Funds do not share personal information with affiliates unless it is necessary to service your accounts or otherwise permitted by law.

3. PHYSICAL AND PROCEDURAL SAFEGUARDS. The Funds maintain physical, electronic and procedural safeguards to protect the confidentiality of your personal information. They also restrict employee access to your personal information to those employees who need to know that information in the course of their job responsibilities.

OTHER INFORMATION

The Funds make every effort to keep your personal information accurate and complete. If you believe that they have outdated or otherwise inaccurate personal information about you, please contact SA Funds at (800) 366-7266 at your earliest convenience so that they may update their records.

SA Funds reserve the right to change this Privacy Policy and any of the policies and procedures listed herein at any time. However, if at any time in the future it becomes necessary to disclose personal information in a way that is inconsistent with this Privacy Policy, they will give you advance notice of the proposed change and an opportunity to opt out of such disclosure. If you end your relationship with SA Funds, they will adhere to the information policies and procedures in this Privacy Policy for as long as they retain your personal information.

This Privacy Policy applies to SA Funds. Other companies and any third parties who provide you with financial services may have policies that differ from this one. You should contact those companies directly for more information.

The examples and illustrations contained in this Privacy Policy are illustrations and are not intended to be exclusive.

If you have any questions or concerns regarding this Privacy Policy, please call SA Funds at (800) 366-7266.

In this Privacy Policy, the words "you" and "shareholder" are used to indicate any individual who obtains or has obtained a financial product or service from SA Funds that is to be used primarily for personal, family or household purposes. The words "personal information" are used to indicate any nonpublic information that identifies you or your accounts.

               THIS PRIVACY POLICY IS NOT PART OF THE PROSPECTUS.